UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2024, Baxter International Inc., a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Spruce Bidco I, Inc., a Delaware corporation, Spruce Bidco II, Inc., a Delaware corporation, Spruce Bidco I Limited, an Irish corporation, and CP Spruce Holdings, S.C.Sp, a Luxembourg special limited partnership (société en commandite spéciale) having its registered office at 2 avenue Charles de Gaulle, L-1653 Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B288011, represented by its managing general partner (associé commandité gérant) CP VIII Spruce GP S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) having its registered office at 2 avenue Charles de Gaulle, L-1653 Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B287936 (collectively “Buyer”), which are affiliates of certain investment funds managed by global investment firm Carlyle (NASDAQ: CG), to sell, or cause its applicable subsidiaries to sell, all of the issued and outstanding equity interests of Vantive Health LLC, a Delaware limited liability company (the “KidneyCo”), Vantive Mexico LLC, a Delaware limited liability company (the “US-Mexico Holdco”), Gambro Renal Products, Inc., a Delaware corporation (the “Gambro Subsidiary”), RTS Worldwide Holdings Inc., a Delaware corporation (the “RTS Holdco” and, together with KidneyCo, the US-Mexico Holdco and the Gambro Subsidiary, the “US Corps”), Vantive Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Dutch Holdco”), Vantive Health GmbH, a Swiss limited liability company (the “Swiss Holdco”), and a Jersey entity that will be formed as contemplated by, and in accordance with, the Purchase Agreement (the “Jersey Newco” and, together with the Dutch Holdco and the Swiss Holdco, the “Non-US Entities” and together with the US Corps, the “Divested Entities”), to Buyer for an aggregate purchase price of $3.8 billion in cash, subject to certain closing cash, working capital and debt adjustments (the “Transaction”). Under the terms of the Purchase Agreement, subject to the aforementioned adjustments, the Company will receive approximately $3.5 billion in cash with net after-tax proceeds currently estimated to be approximately $3 billion.

Pursuant to the Purchase Agreement, following the closing of the Transaction (the “Closing”), Buyer and the Divested Entities and their respective subsidiaries will operate the renal care and acute therapies business previously operated by the Company (the “Vantive Business”). Post-Closing, the Company will be focused on medical products and therapies, healthcare systems and technologies and pharmaceuticals. Pursuant to the Purchase Agreement, the Company will retain (i) the manufacture and sale of saline solutions and (ii) the plastics operations of the Company and its subsidiaries at the Company’s Mountain Home, Arkansas facility.

The Transaction is subject to the satisfaction of certain closing conditions, including: (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) competition clearances in the European Union (“EU”), Brazil, Canada, China, Japan, Mexico and certain other jurisdictions; (iii) foreign direct investment filings in certain EU member states; (iv) approval from the European Commission under the Foreign Subsidiaries Regulation; (v) the absence of any law or order enjoining or otherwise prohibiting the Transaction; (vi) the accuracy of the representations and warranties of the Company or Buyer, as applicable; (vii) completion of a pre-closing reorganization in all material respects; (viii) compliance of the other party with its covenants in all material respects; and (ix) the execution of certain ancillary agreements. These agreements include: (a) a manufacturing and supply agreement, pursuant to which the Company and the Divested Entities will provide each other with certain dialysis-related products, other products, product components and fulfillment services; (b) a long-term master services agreement, pursuant to which the Company will provide the Divested Entities with certain products and services related to biological indicators and reference standards; (c) a distribution agreement, pursuant to which the Company will provide the Divested Entities with certain saline products; (d) a transition services agreement, pursuant to which the Company and the Divested Entities will provide each other with certain transitional services; and (e) an intellectual property agreement providing for the assignment of certain intellectual property to the Vantive Business and certain licensing arrangements between the Company and the Divested Entities regarding certain intellectual property relevant for their respective businesses, each in accordance with the Purchase Agreement. The Transaction is currently expected to close in late 2024 or early 2025.

The Purchase Agreement contains certain representations and warranties that are customary for a transaction of this type. The Purchase Agreement also contains certain covenants, including, among others, customary covenants by the Company to conduct the business of the Divested Entities in the ordinary course between execution of the Purchase Agreement and the Closing.

The Purchase Agreement contains customary termination rights, including if the Closing has not occurred on or prior to February 12, 2025 (the “Initial Outside Date”), subject to two potential extensions by either party until August 12, 2025 under certain circumstances.

The Purchase Agreement provides that Buyer will be required to pay the Company a termination fee of $180,000,000 if the Purchase Agreement is terminated by: (i) either the Company or Buyer because the Transaction has not been completed by the Initial Outside Date (subject to certain extension rights as set forth in the Purchase Agreement), in a circumstance in which the Company would then have been entitled to terminate the Purchase Agreement because (x) Buyer breached any of its covenants or other agreements contained in this Agreement, or any of its representations and warranties are untrue, which breach or failure to be true results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances (a “Terminable Breach”) or (y) if all of the closing conditions have been and continue to be satisfied or have been waived (other than those conditions that by their nature only can be satisfied at the Closing), Buyer fails to consummate the Closing in accordance with the terms thereof, and the Company has provided written confirmation to Buyer following the date on which the Closing is required to occur that all closing conditions have been satisfied or waived but Buyer fails to consummate the Closing in accordance with the Purchase Agreement (a “Financing Failure”); or (ii) the Company if there is a Terminable Breach or the Closing is not consummated due to a Financing Failure.

Pursuant to the Purchase Agreement, (i) effective as of the applicable closing date, each outstanding and unvested equity award or cash-based retention award granted to a Transferred Business Employee (as defined in the Purchase Agreement), other than (x) stock option awards that are underwater as of such date and (y) any portion of such outstanding and unvested equity awards that remain outstanding at the applicable closing date and eligible for payout on the terms provided in the applicable award agreement for retirement eligible participants (each, an “LTIP Award”), will vest on a pro rata basis, with such pro rata portion computed based on the number of calendar days elapsed from the start of the vesting period applicable to such LTIP Award through the applicable closing date, relative to the total number of calendar days in such vesting period, (ii) any such accelerated portion will be settled within the time period set forth in the applicable award agreement (such treatment described in clauses and (i) and (ii), the “LTIP Award Treatment”) and (iii) Buyer will grant cash-based replacement awards in respect of the forfeited portion of each such LTIP Award (excluding stock option awards) in accordance with the terms and conditions of the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the Transaction, is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Divested Entities, Buyer or their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties and certain covenants contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Company and Buyer, rather than establishing matters as facts. Accordingly, investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the Divested Entities, Buyer or their respective subsidiaries or affiliates or businesses.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms and conditions of the Purchase Agreement, effective as of Closing, Chris Toth will cease serving as Executive Vice President and Group President, Kidney Care, and as an executive officer of the Company and will be entitled to receive the LTIP Award Treatment in respect of his outstanding and unvested LTIP Awards as described in Item 1.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 13, 2024, the Company and Buyer issued a joint press release, which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In addition, on August 13, 2024, the Company posted to the “Investors” section of its website a presentation, attached hereto as Exhibit 99.2, in connection with the Transaction announcement.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1	Equity Purchase Agreement, dated August 12, 2024, by and among Baxter International Inc., Spruce Bidco I, Inc., Spruce Bidco II, Inc., Spruce Bidco I Limited and CP Spruce Holdings, S.C.Sp.

99.1	Joint Press Release, dated August 13, 2024

99.2	Investor Presentation, dated August 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, and the documents referred to herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements by their nature address matters that are uncertain to different degrees. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions may identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are based on certain assumptions and analyses made in light of the Company’s experience and perception of historical trends, current conditions, and expected future developments as well as other factors that the Company believes are appropriate in the circumstances. While these statements represent the Company’s judgment on what the future may hold, and the Company believes these judgments are reasonable, these statements are not guarantees of any events or financial results. Whether actual future results and developments will conform to expectations and predictions is subject to a number of risks and uncertainties, including the following factors, many of which are beyond our control: (i) the inability to obtain, or delays in obtaining, any required regulatory approvals or other consents for the Transaction, or failure to consummate or delay in consummating the Transaction for other reasons; (ii) the risk that a condition to closing of the Transaction may not be satisfied; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (iv) the outcome of any legal proceedings that may be instituted following announcement of the Transaction; (v) the failure of Buyer to obtain the financing required to consummate the Transaction; (vi) the failure to retain key management and employees of the Vantive Business before the Closing; (vii) potential unfavorable reactions to the Transaction by customers, competitors, suppliers, employees and Company stockholders; (viii) the risk that the expected benefits of the Transaction (including with respect to the Company’s capital allocation plans) are not realized in full or at all or on the timeline expected; (ix) each party’s ability to satisfy its respective obligations under the manufacturing and supply agreement, transition services agreement, long-term master services agreement, intellectual property agreement, distribution agreement, and other ancillary agreements entered into in connection with the Transaction; and (x) other risks identified in the Company’s most recent filings on Form 10-K and Form 10-Q and other U.S. Securities and Exchange Commission (“SEC”) filings, all of which are available on the Company’s website. Actual results may differ materially from those projected in the forward-looking statements, which are more fully discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. These forward-looking statements are not exclusive and are in addition to other factors discussed elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Further, other unknown or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement in this Current Report on Form 8-K, and the documents referred to herein, speaks only as of the date on which it is made. Except as required by law, the Company assumes no obligation, and expressly disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.

Date: August 13, 2024	By:	/s/ Joel Grade
	Name:	Joel Grade
	Title:	Executive Vice President and Chief Financial Officer